UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2024

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego, California 92121
(Address of principal executive offices, including zip code)
(844) 696-5235
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 11, 2024, ImmunityBio, Inc. held its Annual Meeting of Stockholders (the “Annual Meeting”). Of the 677,036,411 shares of our common stock, par value $0.0001 per share (“Common Stock”) outstanding as of April 17, 2024, 609,540,014 shares of Common Stock were represented, either by attending the Annual Meeting virtually or by proxy, constituting (i) a quorum under the company’s bylaws and (ii) approximately 90% of the outstanding shares of Common Stock entitled to vote. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.
1.Election of Nine Directors. The following nominees were re-elected by the holders of our Common Stock to serve as directors for a one year term expiring at the 2025 annual meeting of stockholders based on the following results of voting. Each director’s term continues until the election and qualification of his or her successor, or until his or her earlier retirement, resignation, disqualification, removal, or death.

Nominee	Votes “For”	Votes “Withheld”	“Broker Non-Votes”

Patrick Soon-Shiong, M.D.	556,206,355	6,438,677	46,894,982
Cheryl L. Cohen	561,728,022	917,010	46,894,982
Richard Adcock	561,327,002	1,318,030	46,894,982
Michael D. Blaszyk	561,317,164	1,327,868	46,894,982
John Owen Brennan	560,173,170	2,471,862	46,894,982
Wesley Clark	560,587,816	2,057,216	46,894,982
Linda Maxwell, M.D.	561,368,993	1,276,039	46,894,982
Christobel Selecky	561,329,841	1,315,191	46,894,982
Barry J. Simon, M.D.	559,237,600	3,407,432	46,894,982
2.Approval of Amendment to Increase the Number of Shares of Common Stock Authorized for Issuance under the ImmunityBio, Inc. 2015 Equity Incentive Plan. The amendment to increase the number of shares of Common Stock authorized for issuance under the company’s 2015 Equity Incentive Plan by 19,900,000 shares was approved by our stockholders based on the following results of voting:

Votes “For”	Votes “Against”	Abstentions	“Broker Non-Votes”
547,258,257	12,472,068	2,914,707	46,894,982
3.Advisory Vote to Approve Named Executive Officer Compensation, or Say-on-Pay. On an advisory, non-binding basis, the compensation of our named executive officers for the year ended December 31, 2023, as disclosed in our proxy statement filed with the Securities and Exchange Commission on April 29, 2024, was approved by our stockholders based on the following results of voting:

Votes “For”	Votes “Against”	Abstentions	“Broker Non-Votes”
556,683,366	2,530,858	3,430,808	46,894,982
4.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by our stockholders based on the following results of voting:

Votes “For”	Votes “Against”	Abstentions	“Broker Non-Votes”

606,920,437	2,216,896	402,681	—

Section 9 – Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.

Date: June 12, 2024	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer